Exhibit 4.1

NUMBER

001

RAMACO

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

AUTHORIZED: COMMON SHARES,
$0.01 PAR VALUE PER SHARE

CUSIP 75134P 30 3

SEE REVERSE FOR
CERTAIN DEFINITIONS

This Certifies That

SPECIMEN

is the owner of

Fully Paid and Non-Assessable Common Stock, $0.01 Par Value of

RAMACO RESOURCES, INC.

transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Articles of Incorporation and the Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:

Randall W. Atkins
EXECUTIVE CHAIRMAN

RAMACO RESOURCES, INC.
CORPORATE
SEAL
DELAWARE

Michael D. Bauersachs
PRESIDENT AND CHIEF EXECUTIVE OFFICER

Countersigned:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
6201 15th Avenue,
Brooklyn, NY 11219

By ______________________
Transfer Agent and Registrar Authorized Officer

Mountain Financial Print & Design, LLC

RAMACO RESOURCES, INC. AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC TRANSFER FEE: AS REQUIRED The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common TEN ENT - as tenants by the entireties UNIF GIFT MIN ACT – Custodian JT TEN - as joint tenants with right (Cust) (Minor) of survivorship and not as under Uniform Gifts to Minors tenants in common Act Additional abbreviations may also be used though not in the above list. (State) PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE FOR VALUE RECEIVED, hereby sell, assign and transfer unto PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE Shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises. Dated: 20, Signature: X Signature(s) Guaranteed: Signature: X THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.